Exhibit 99

                             Joint Filer Information


Name:                      Trimaran Fund II, L.L.C.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


             Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/12/05


Signature:                 /s/ Steven A. Flyer
                           Name:  Steven A. Flyer
                           Title:    Attorney-In-Fact
                           for TRIMARAN FUND II, L.L.C.




Name:                      Trimaran Capital, L.L.C.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


             Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/12/05


Signature:                 /s/ Steven A. Flyer
                           Name:  Steven A. Flyer
                           Title:    Attorney-In-Fact
                           for TRIMARAN CAPITAL, L.L.C.




Name:                      Trimaran Parallel Fund II, L.P.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


             Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/12/05


Signature:                 /s/ Steven A. Flyer
                           Name:  Steven A. Flyer
                           Title:    Attorney-In-Fact
                           for TRIMARAN PARALLEL FUND II, L.P.




Name:                      CIBC Employee Private Equity Fund (Trimaran) Partners


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


             Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/12/05


Signature:                 /s/ Steven A. Flyer
                           Name:  Steven A. Flyer
                           Title:    Attorney-In-Fact
                           for CIBC EMPLOYEE PRIVATE EQUITY FUND
                           (TRIMARAN) PARTNERS




Name:                      CIBC Capital Corporation


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


             Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/12/05


Signature:                 /s/ Steven A. Flyer
                           Name:  Steven A. Flyer
                           Title:    Attorney-In-Fact
                           for CIBC CAPITAL CORPORATION